UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Funds

Annual Report

March 31, 2014

Gator Focus Fund

Institutional Class (GFFIX)

Investor Class (GFFAX)

Gator Opportunities Fund

Institutional Class (GTOIX)

Investor Class (GTOAX)

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) first annual shareholder letter.  This letter covers the annual period for the fiscal year ending March 31, 2014. Below, we have provided (1) an update regarding the Focus Fund’s performance, (2) a summary investment thesis behind three positions added during the period, and (3) a list of the Focus Fund’s top ten equity holdings as of March 31, 2014.  We hope that our overview and description of theses behind some of our recent purchases will help you to understand the types of analysis we perform on positions we purchased for the portfolio during the year.

Review of Performance

The Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund outperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through March 31, 2014.    Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2014 are summarized below:

Return Since Inception
Gator Focus Fund – Institutional Class	31.90%
Gator Focus Fund – Investor Class	31.07%
Russell 2000 Index®	27.83%

The Focus Fund’s inception date was April 24, 2013.  Past performance is not indicative of future results. Performance of the Focus Fund is presented net of fees and expenses. The performance of the Russell 2000 Index® reflects no deductions for fees or expenses.

During the year, we had a number of successful investments, such as American Airlines, Cumulus Media, and EnLink Midstream.  American Airlines completed its merger with US Airways and continued to benefit from consolidation within the airline industry.  Cumulus Media benefitted from modest improvements in its business performance and the pay down of debt incurred from its 2011 merger with Citadel Broadcasting.  EnLink Midstream (formerly Crosstex Energy) completed an attractively priced merger with the midstream assets of Devon Energy.

However, we also had positions that did not perform well.  For example, Aeropostale suffered from a tough competitive environment for teen fashion retailers.  We sold our Aeropostale position in February.  PennyMac had disappointing financial performance in its first few quarters as a public company.  We also sold our PennyMac position.  Bravo Brio Restaurants struggled with same-store sales performance.  We continue to hold our Bravo Brio position based on the company’s solid balance sheet, the potential to improve operating performance, and the potential growth opportunity by expanding its business nationally.

Recent/New Positions

This section reviews our investment thesis for three new positions we purchased in the Fund between October 1, 2013 and March 31, 2014. We hope these summaries provide you some insight into how we make stock selections.

Bridge Bancorp

In October, we purchased shares in Bridge Bancorp (“Bridge” or “BDGE”), a small bank on the eastern end of Long Island.   Some of the most significant matters we considered in investing in BDGE were:

1.

Recent strong growth in loans and deposits – BDGE has grown deposits per share and loans per share each year since 2008 when the current CEO, Kevin O’Conner, was appointed to his position.  We believe that BDGE has significant opportunities to continue to grow its deposit franchise organically as its geographic footprint approaches the more dense deposit markets surrounding New York City.

2.

Experience of CEO– O’Conner worked at North Fork Bank from 1992 to 2007 and during this time North Fork was successful in organically growing loans and deposits.  We believe O’Connor is in a good position to employ a similar operating philosophy at BDGE that will lead to greater profitability for BDGE.

3.

Compressed Growth and Valuation – We believe that BDGE’s organic growth has been masked by net interest margin compression and that when BDGE’s net interest margin stabilizes, the growth rate of the bank will show up in the earnings growth.  BDGE has also seen its Price-to-Tangible Book (P/TB) ratio compress as the stock price has been flat over the last 5+ years.  When O’Conner took over as CEO, the P/TB ratio was above 3x.  When we purchased shares for the Focus Fund, the ratio had declined to 1.6x, which we believed was attractive compared to other high growth banks we had been following.

4.

Potential for Acquisition –We believe that BDGE may be well-positioned to be a natural acquisition target for one or more banks that share its geographical footprint and that have one or more other compatible business and personal relationships.

Although we believe BDGE is an attractive investment given the favorable business model and potential growth opportunities, we still see significant investment risks.  For example, BDGE may face (1) continued pressure on earnings if interest rates remain low for an extended period of time; (2) limitations on management’s flexibility if management continues BDGE’s historical practice of paying a high percentage of its earnings out as dividends; (3) increased competition within the commercial banking industry as technology enables banks to handle additional customers at low marginal costs and (4) increased competition from money market funds as short-term interest rates rise.

Penn National

In October, we purchased shares in Penn National Gaming (PENN), an operator of regional casinos that has recently spun-off its real estate assets into a separate company called Gaming and Leisure Properties (GLPI).  A few of the investment considerations were:

1.

Strong Operator – PENN has a history as a strong regional gaming operator whose stock price has compared favorably with the S&P Super Composite Casino and Gaming Sub-Industry Index for the 10 year period September 2003 to September 2013 prior to the spin-off (annualized returns of 17.9% versus 6.6% for the index)1.

2.

Strong development pipeline – PENN has a strong pipeline of 5 new properties under development.

3.

Misperception of Value After Spinoff – We believe that PENN’s spin-off of GLPI may be disguising the value of PENN’s shares.  At the time of the spin-off, we perceived that the investment community was very focused on the shares of GLPI.  Because of this perceived focus by the market on GLPI, we believe that the PENN stock was mostly likely undervalued.

4.

Strong Enterprise Value-to-EBITDA Ratio – As of March 31st, PENN was trading at just 7x of Enterprise Value-to-EBITDA (EV/EBITDA), which is a low valuation relative to comparable companies we were following.

5.

Favorable lease with GLPI – As part of the spin-off, PENN entered into a lease transaction to lease back the properties spun-off into GLPI.  We believe that the terms of this lease agreement are very favorable to PENN.

1Source: Bloomberg

We recognize there are significant risks in our investment in PENN, including risks associated with: (1) the recent downturn in gaming spending, especially among the low-end consumer segment (i.e., people who gamble under $100 per casino visit), and (2) increased competition from gaming expansion, especially from properties located closer to population centers, as states look to grow tax revenues by granting additional gaming licenses.

BBX Capital

In February, we purchased shares in BBX Capital (BBX), the former holding company of BankAtlantic.  In purchasing our position in BankAtlantic, some of the issues we took into account were:

1.

Confusing History- BBX sold BankAtlantic to BB&T in 2012 and kept the problem loans and foreclosed real estate.  The management team is now trying to maximize the value of these assets.  In addition, BBX is merging with its parent company BFC Financial.  Between the pending merger, the confusing corporate structure, and the lack of Wall Street research coverage, we believe BBX is undervalued and is trading at a discount to its sum-of-the-parts valuation as a result of this complexity.  This complexity discount may fade if any of those complicating factors cease to exist.

2.

Positive Sum-of-the-Parts (SOTP) Valuation – BBX consists of three main assets: 1) a 46% stake in timeshare resort operator Bluegreen, 2) a collection of former problem assets of Bank Atlantic, and 3) net operating loss carryforwards (“NOLs”) of approximately $750 million.  We believe the value of these assets is higher than BBX’s stock price.

While we believe that BBX’s stock represents a good value, we also recognize that our investment carries risks. For example (1) BBX’s management team has made some small acquisitions of unrelated businesses that present a potential distraction that may make it harder for investors to analyze the true value of the company; (2) BBX’s current management team owns a super-majority of the voting shares of the company, so minority shareholders like the Focus Fund must depend on management to treat minority shareholders fairly.

Fund’s Top Ten Largest Equity Positions

Genworth Financial

Targa Resources

EnLink Midstream (formerly Crosstex Energy)

American Airlines (formerly US Airways)

Red Robin Gourmet Burgers

Ambac Financial

Fossil Group

BBX Capital

Virtus Investment Partners

Rex Energy

Conclusion

We are pleased with the Fund’s first year results, particularly the outperformance of the benchmark that validated our research-oriented investment approach.  We look forward to the rest of 2014 and the future. Thank you for entrusting us with a portion of your wealth.  We will continue to work to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Gator Capital Management

100 S. Ashley Drive, Suite 895 | Tampa, FL 33602

Phone: (813) 282-7870 | Fax: (813) 425-9168

www.gatorcapital.com

Dear Gator Opportunities Fund Shareholders:

We are pleased to provide you with the first annual shareholder letter of the Gator Opportunities Fund (the “Fund”). This letter covers the period from the Fund's launch on November 4th, 2013 through the fiscal period ending March 31st, 2014. Below, we have provided (1) an update regarding the Fund’s performance, (2) a review of the Fund's investment strategy, (3) the summary investment thesis behind two positions in the Fund, and (4) a list of the Fund’s top ten equity holdings as of March 31, 2014.

Performance Review

The Fund differentiates itself by investing in a concentrated equity portfolio of high-quality small/mid-cap companies.  We want to own companies with attractive business models and a shareholder-friendly management team.  We believe owning a concentrated portfolio of companies with these characteristics will lead to long-term outperformance.

The Fund was off to a strong start from its launch date. It delivered a return of 11.40% from November 4, 2013 through March 31, 2014, outperforming its benchmark index, the Russell 2500 Index®, by 365 basis points. The Fund's performance was driven by effective stock selection, a portfolio tilt and market rally in more cyclical sectors (consumer discretionary, financials, industrials, technology) and a favorable domestic equity market environment for small-and mid-cap stocks, particularly as we exited 2013. Returns for the Fund and its primary benchmark, the Russell 2500 Index® during this period are summarized below:

Return Since Inception
Gator Opportunities Fund – Institutional Class	11.40%
Gator Opportunities Fund – Investor Class	11.40%
Russell 2500 Index®	7.75%

Please note the following:

A. Past performance is not indicative of future results. Performance of the Fund is presented net of fees and expenses. The performance of the Russell 2500 Index® reflects no deductions for fees or expenses.

B. The Fund is constructed using a fundamental "bottom-up" approach and hence is not structured to track a particular benchmark. However, we believe the Russell 2500 Index® is the most comparable benchmark because of its similar focus on small/mid-cap stocks.

Investment Approach

For our first annual shareholder letter, we thought it would be useful to provide a summary of the Fund's investment approach. In brief, the Fund invests on an opportunistic and pragmatic basis in a relatively concentrated set of public equities issued primarily by domestically-listed, small/mid-cap firms. We believe these firms to be high-quality yet undervalued based on fundamental analysis with perceived catalysts to close the valuation gap. The following points elaborate on several key characteristics of our investment approach:

•

Fundamentally-focused: The Fund invests based on in-depth research and "bottom-up" analysis of each company's business and forward-looking prospects.

•

Quality-driven: The Fund focuses on the equities of high-quality businesses with sustainable competitive advantages, "best-in-class" businesses that generate attractive economic returns, and shareholder-friendly managements.

•

Valuation-sensitive: The Fund invests in equities it believes offer a margin of safety (trading below estimated fair value) and asymmetric risk/reward profiles (high upside return potential appropriately balanced with downside risk potential).

•

Growth-oriented: The Fund invests in the equities of companies it believes offer sizable and visible long-term sales, earnings, and cash flow growth prospects.

•

Small/mid-cap ("SMID-Cap")-focused: The Fund focuses on equities of SMID-Cap firms due to their typically greater growth, more focused businesses, more entrepreneurial managers, and higher odds of being acquired. SMID-Cap investing also benefits from a larger investable universe and less efficient markets.

Since the Fund’s inception and consistent with our investment approach, we have built a relatively concentrated equity portfolio of what we consider our "best ideas" for the Fund’s investment strategy.  We believe that our portfolio includes a number of companies that have potential “catalysts” -- value-unlocking opportunities such as new products or executive changes – that we hope will be realized in the coming months.

Investment Theses for Two Positions

To demonstrate the Fund's investment strategy and provide some insight into our analytical stock selection process, below please find a summary of our investment theses for two of the Fund's largest positions as of the period ending March 31, 2014. These positions are Jones Lang LaSalle (NYSE: JLL) and China Cord Blood (NYSE: CO).

Jones Lang LaSalle (JLL)

At inception, we purchased shares of Jones Lang LaSalle (JLL), one the world’s leading commercial real estate (CRE) services firms that provides the full gamut of specialized CRE services (e.g., advisory, development, investment, leasing, management, transaction brokerage) to corporate clients seeking increased value from owning, occupying and investing in real estate. Some of the key considerations for the Fund's investment in JLL were as follows:

•

Industry Position: JLL enjoys a leading competitive position in an oligopoly-like industry. It is one of only two CRE service firms with global scale, a comprehensive product suite, and deep expertise in all aspects of commercial real estate services.  In this position, we believe JLL stands to benefit from secular CRE industry trends including 1) industry consolidation triggered by the 2008-09 financial crisis; 2) customer demand for comprehensive CRE service offerings; 3) increased CRE service outsourcing; and 4) growing customer focus on "green energy" buildings and energy efficiency/sustainability.  JLL's deep client relationships, experienced management team, and high ethical standards have created a prestigious brand with global recognition that can attract and retain employee talent and customer loyalty. As the global CRE market continues to recover from the 2008-09 financial crisis, we believe this creates a favorable macro environment for industry leader JLL.

•

Strong Revenue Base: Approximately 40% of JLL's revenue is recurring (fees from property management, advisory valuation and consulting, and investment management services) and provides significant predictability. The other approximately 60% of JLL's revenue is transaction-based (leasing, capital markets, and project development services).  We believe JLL is well-diversified across regions, services, and customers.

•

History of and Potential For Growth: JLL has a long history of profitable growth, having delivered a 13% compounded annual growth rate (CAGR) in sales since its 1999 listing on NYSE through 2013.  We believe that JLL also presents a good prospect for growth going forward, as a company that is focused on delivering superior long-term growth both organically and via mergers and acquisitions, and that JLL’s ability to continually reinvest cash flows into a steady stream of "tuck-in" deals and international expansion at attractive returns will allow JLL to compound value more effectively than deploying capital through share buybacks or dividends.

•

Attractive valuation: We believe JLL's valuation is appealing given its industry leadership, business strength, and growth expectations. JLL currently trades at a price/earnings (P/E) multiple that is a 10% discount to its most comparable peer and on parity with the broader US equity market; however, we believe that JLL has a more attractive mid-single digit free cash flow yield and superior projected earnings CAGR prospects over the next several years.  Despite its leading position in the CRE industry, JLL is not widely followed by Wall Street and, we believe, as a result, it is often undervalued by analysts without the necessary industry knowledge to fully appreciate JLL’s value.

Although we believe JLL is an attractive investment given its industry position and potential growth opportunities we still see significant investment risks. For example, (1) rising global interests might reduce the attractiveness of CRE returns relative to other asset classes; (2) transaction activity, which represents approximately 60% of JLL’s sales, is dependent on a strengthening economy; and (3) JLL has more international exposure than its competitors, which may reduce JLL’s earnings in the event of future international economic weakness or geopolitical pressures.

China Cord Blood (CO)

Business overview

At inception, we purchased shares of China Cord Blood (CO), a company that provides cord blood banking services (including umbilical cord blood stem cell collection, matching, testing, processing, and storage) to consumers in China. Some of the key considerations for the Fund's investment in CO were as follows:

Investment merits

•

Industry Leader: CO is the first and largest cord blood banking operator in China with the longest operating track record and the most extensive regional and newborn coverage. Furthermore, CO is the only Chinese cord blood banking operator with multiple regional licenses, having received three of the seven existing regional licenses available in China, allowing CO to cover nearly half of the newborn population across all licensed regions.  Of the 31 regions in China, only seven have been authorized to provide cord blood banking services to date. As the industry leader in China, we believe CO is well-positioned to win future license awards in other regions.

•

Barriers to Entry: We believe that CO benefits from a "wide competitive moat" as 1) China currently allows only one cord blood banking operator to operate in each licensed region; 2) the cord blood banking license application process is complex, expensive, and lengthy; 3) initial cord blood banking and testing facility construction costs are high; and 4) CO already has a large direct sales team in place with direct access to expectant parents through exclusive marketing partnerships with hundreds of hospitals in its licensed regions.

•

Growth Potential: We believe that CO has significant potential for growth due to, among others, the following factors: (1) the large growth of the Chinese population, with 16M newborns per year, approximately 2M of which are born annually in CO's licensed regions; 2) the current low market penetration of cord blood banking, which we believe will increase with increased consumer education, rising public awareness, and new stem cell therapies; and 3) the growth in Chinese disposable income and resulting rise in healthcare spending.   CO is also already seeking to increase sales by expanding its product offerings to customers.  CO management is consistently evaluating opportunities to partner with and/or invest in cord banking operators and related service providers in other regions in China or Southeast Asia.  Furthermore, CO is also already expanding the capacity of its existing facility in Guangdong and is in the process of constructing its first cord blood banking facility in Zhejiang.

•

Strong Revenue: CO's business model is subscription-based and hence generates a steady stream of long-term recurring revenue. A typical customer contract runs for at least 18 years and includes a one-time upfront processing fee and an annual storage fee. CO's de-facto monopoly status in its licensed regions also provides it with the ability to raise prices judiciously to boost sales and profit growth.  Due to its economies of scale and pricing power, CO has been consistently profitable over the years.

•

Experienced Management: CO's Chairman has more than 20 years of experience in China's healthcare industry and is also the founder and CEO of Golden Meditech, a leading Chinese integrated healthcare firm that owns a majority stake in CO. CO's CEO also has over 10 years of experience in corporate strategy in China's healthcare industry and has been involved in establishing cord blood banking operations since 2003.

•

Attractive Valuation: We believe CO is attractively priced based on multiple valuation metrics. However, CO is not widely followed by Wall Street and it is not well-known to investors, likely due to its small size and Chinese focus. We anticipate that as CO continues to grow along its current trajectory, more investors will become familiar with and interested in the stock.

We recognize there are significant risks in our investment in CO, including: (1) the risk that future Chinese regulations may adversely impact cord blood banking products and/or pricing; (2) the risk that China may relax its one-child policy and thus result in a reduced number of one-child families who are generally more likely to utilize cord blood banking and more willing to invest large portions of their disposable income in their child’s healthcare; and (3) the risk of fraud that has been associated recently with many Chinese firms.

Fund’s Top Ten Largest Equity Positions

Amerco

Jones Lang LaSalle

China Cord Blood

Genworth Financial

Synopsys

Entravision Communications

Interxion

TRW Automotive

RPX

Corning

Conclusion

The Fund has posted solid returns in this initial period since its launch date, which we believe are reflective of our investment process and approach. We are excited about the future. We believe the Fund's investment strategy offers the potential for superior risk-adjusted returns. Thank you for entrusting us with your investment, and we hope to compound it in the years to come.

Sincerely,

Lee Kronzon

Portfolio Manager

Gator Opportunities Fund

Gator Capital Management

100 S. Ashley Drive, Suite 895 | Tampa, FL 33602

Phone: (813) 282-7870 | Fax: (813) 425-9168

www.gatorcapital.com

GATOR FOCUS FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2014

	Since Inception *	Ending Value
Gator Focus Fund - Institutional Class	31.90%	$ 13,190
Gator Focus Fund - Investor Class **	31.07%	$ 13,107
Russell 2000 Index	27.83%	$ 12,783
* Not Annualized ** Commencement of investment operations on April 29, 2013.

Cumulative Performance Comparison of $10,000 Investment

This chart assumes an initial investment of $10,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR OPPORTUNITIES FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD NOVEMBER 4, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2014

	Since Inception *	Ending Value
Gator Opportunities Fund- Institutional Class	11.40%	$ 11,140
Gator Opportunities Fund- Investor Class	11.40%	$ 11,140
Russell 2500 Index	7.75%	$ 10,775
* Not Annualized

Cumulative Performance Comparison of $10,000 Investment

This chart assumes an initial investment of $10,000 made in the Institutional Class shares on November 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

GATOR OPPORTUNITIES FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

	Gator Focus Fund
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCK - 91.97%

Air Transportation, Scheduled - 4.81%
4,800	American Airlines Group, Inc. *	$ 175,680

Communications Services, NEC - 3.80%
1,525	SBA Communications Corp. Class A *	138,714

Crude Petroleum & Natural Gas - 3.88%
7,587	Rex Energy Corp. *	141,953

Deep Sea Foreign Transportation of Freight - 2.35%
1,525	Teekay Corp.	85,766

Hospital & Medical Service Plans - 2.00%
1,150	Wellcare Health Plans, Inc. *	73,048

Hotels & Motels - 3.01%
8,925	Penn National Gaming, Inc. *	109,956

Investment Advice - 4.15%
875	Virtus Investment Partners, Inc. *	151,524

Life Insurance - 8.49%
11,325	Genworth Financial, Inc. Class A *	200,792
2,325	Primerica, Inc.	109,531
		310,323
National Commercial Banks - 3.29%
4,500	Bridge Bancorp, Inc.	120,195

Natural Gas Transmission & Distribution - 13.15%
5,375	EnLink Midstream, LLC	182,427
1,650	ONEOK, Inc.	97,762
193	One Gas, Inc. *	6,934
1,950	Targa Resources Corp.	193,557
		480,680
Operative Builders - 3.77%
3,450	Ryland Group, Inc.	137,758

Pharmaceutical Preparations - 1.94%
2,600	Prestige Brands Holdings, Inc. *	70,850

Radio & TV Broadcasting & Communications Equipment - 7.35%
4,925	Arris Group, Inc. *	138,786
18,743	Cumulus Media, Inc. Class A *	129,702
		268,488
Retail-Eating Places - 8.84%
3,150	Bravo Brio Restaurant Group, Inc. *	44,447
1,525	DineEquity, Inc.	119,057
2,225	Red Robin Gourmet Burgers, Inc. *	159,488
		322,992
Retail-Retail Stores, NEC - 3.15%
4,200	Sally Beauty Holdings, Inc. *	115,080

Retail-Women's Clothing Store - 1.95%
4,450	Chico's FAS, Inc.	71,334

Savings Institution, Federally Chartered - 4.15%
7,800	BBX Capital Corp. Class A *	151,710

Security Brokers, Dealers & Flotation Companies - 3.54%
1,575	Oppenheimer Holdings, Inc. Class A	44,179
1,525	Raymond James Financial, Inc.	85,293
		129,472
Services-General Medical & Surgical Hospitals, NEC - 2.68%
2,500	Community Health Systems, Inc. *	97,925

Services-Prepackaged Software - 1.44%
2,125	MedAssets, Inc. *	52,509

Watches, Clocks, Clockwork Operated Devices/Parts - 4.23%
1,325	Fossil Group, Inc. *	154,455

TOTAL FOR COMMON STOCK (Cost $3,158,452) - 91.97%		3,360,412

WARRANTS - 4.29%
7,675	Ambac Financial Group, Inc. *	156,570
TOTAL FOR WARRANTS (Cost $132,308) - 4.29%		156,570

SHORT-TERM INVESTMENTS - 18.22%
665,895	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $665,895) **	665,895

TOTAL INVESTMENTS (Cost $3,956,655) - 114.48%		4,182,877

LIABILITIES IN EXCESS OF OTHER ASSETS - (14.48)%		(529,067)

NET ASSETS - 100.00%		$ 3,653,810

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2014.
The accompanying notes are an integral part of these financial statements.

	Gator Opportunities Fund
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCK - 89.06%

Blank Checks - 4.51%
5,450	China Cord Blood Corp. *	$ 21,800

Cable & Other Pay Television Services - 2.33%
86	Liberty Media Corp. *	11,243

Communications Services, NEC - 1.83%
305	DigitalGlobe, Inc. *	8,848

Drawing & Insulating of Nonferrous Wire - 3.49%
810	Corning, Inc. *	16,864

Fabricated Rubber Products, NEC - 0.95%
250	Gencorp, Inc. *	4,567

Finance Services - 2.95%
780	JGWPT Holdings, Inc. Class A *	14,243

Fire, Marine & Casualty Insurance - 2.90%
280	American International Group, Inc.	14,003

Household Appliances - 3.47%
112	Whirlpool Corp.	16,739

Household Audio & Video Equipment - 0.95%
120	Universal Electronics, Inc. *	4,607

Investment Advice - 5.28%
2,030	Fortress Investment Group, LLC Class A	15,022
180	Oaktree Capital Group, LLC	10,469
		25,491
Life Insurance - 4.22%
1,150	Genworth Financial, Inc. Class A *	20,389

Miscellaneous Chemical Products - 2.16%
374	Flotek Industries, Inc. *	10,416

Motor Vehicle Parts & Accessories - 6.81%
208	TRW Automotive Holdings, Inc. *	16,977
180	Visteon Corp. *	15,919
		32,896
Oil & Gas Services - 1.00%
2,000	Enservco Corp. *	4,840

Patent Owners & Lessors - 3.50%
1,040	RPX Corp. *	16,931

Radio & TV Broadcasting & Communications Equipment - 5.79%
210	Loral Space & Communications, Inc. *	14,853
470	Orbital Sciences Corp. *	13,113
		27,966
Real Estate Agents & Managers - 4.78%
195	Jones Lang LaSalle, Inc.	23,108

Retail - Shoe Stores - 1.57%
161	Foot Locker, Inc.	7,564

Search, Detection, Navagation, Guidance, Aeronautical Systems - 2.16%
290	Flir Systems, Inc.	10,440

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.84%
240	Nasdaq OMX Group, Inc.	8,866

Semiconductors & Related Devices - 2.06%
140	IPG Photonics Corp. *	9,951

Services-Auto Rental & Leasing - 5.77%
120	Amerco	27,854

Services-Computer Programming, Data Processing, Etc. - 3.52%
710	Interxion Holding NV (Netherlands) *	17,026

State Commercial Banks - 2.25%
160	Equifax, Inc.	10,885

Services-Equipment Rental & Leasing - 3.14%
160	United Rentals, Inc. *	15,190

Services-Prepackaged Software - 3.74%
470	Synopsys, Inc. *	18,053

Telephone & Telegraph Apparatus - 2.39%
260	Plantronics, Inc.	11,557

Television Broadcasting Stations - 3.70%
2,670	Entravision Communications Corp.	17,889

TOTAL FOR COMMON STOCK (Cost $406,538) - 89.06%		430,226

SHORT-TERM INVESTMENTS - 7.69%
37,161	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $37,161) **	37,161

TOTAL INVESTMENTS (Cost $443,699) - 96.75%		467,387

OTHER ASSETS LESS LIABILITIES - 3.25%		15,666

NET ASSETS - 100.00%		$ 483,053

* Represents non-income producing security during the period.
** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2014.
The accompanying notes are an integral part of these financial statements.

Gator Funds
Statements of Assets and Liabilities
March 31, 2014

Assets:	Focus Fund	Opportunities Fund
Investments in Securities, at Value (Cost $3,956,655 and $443,699, respectively)	$ 4,182,877	$ 467,387
Receivables:
Shareholder Subscriptions	1,000	-
Dividends and Interest	233	-
Due from Advisor	30,508	26,352
Portfolio Securities Sold	-	31,759
Prepaid Expenses	1,766	1,485
Total Assets	4,216,384	526,983
Liabilities:
Payables:
Portfolio Securities Purchased	519,346	14,077
Administrative Fees	22,798	9,799
Distribution (12b-1) Fees	91	2
Other Accrued Expenses	20,339	20,052
Total Liabilities	562,574	43,930
Net Assets	$ 3,653,810	$ 483,053

Net Assets Consist of:
Paid In Capital	$ 3,443,587	$ 445,114
Accumulated Net Investment Loss	(3,904)	(584)
Accumulated Undistributed Realized Gain/(Loss) on Investments	(12,095)	14,835
Unrealized Appreciation in Value of Investments	226,222	23,688
Net Assets	$ 3,653,810	$ 483,053

Institutional Class Shares:
Net Assets	$ 3,240,330	$ 457,003
Shares outstanding	248,384	41,014
Net asset value, offering price, and redemption price per share	$ 13.05	$ 11.14
(Unlimited shares authorized at no par value)
Short-term redemption price per share (($13.05 x 0.99) & ($11.14 x 0.99), respectively) *	$ 12.92	$ 11.03

Investor Class Shares:
Net Assets	$ 413,480	$ 26,050
Shares outstanding	31,762	2,339
Net asset value, offering price, and redemption price per share	$ 13.02	$ 11.14
(Unlimited shares authorized at no par value)
Short-term redemption price per share (($13.02 x 0.99) & ($11.14 x 0.99), respectively) *	$ 12.89	$ 11.03

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.
The accompanying notes are an integral part of these financial statements.

Gator Funds
Statements of Operations
For the Period Ended March 31, 2014

Investment Income:	Focus Fund*	Opportunities Fund**
Dividends	$ 6,776	$ 1,727
Interest	49	10
Total Investment Income	6,825	1,737

Expenses:
Advisory Fees (Note 4)	9,360	1,625
Administrative Fees	22,798	9,799
Transfer Agent & Accounting Fees	20,353	7,597
Distribution (12b-1) Fees - Investor Class (Note 5)	301	2
Chief Compliance Officer Fees	11,000	5,000
Offering Costs	36,462	-
Registration Fees	2,284	515
Audit Fees	14,000	14,000
Miscellaneous Fees	6,731	2,986
Trustee Fees	6,500	3,500
Custodial Fees	4,997	2,489
Legal Fees	9,666	19,783
Printing and Mailing	697	492
Total Expenses	145,149	67,788
Fees Waived and Reimbursed by the Adviser (Note 4)	(130,896)	(65,365)
Net Expenses	14,253	2,423

Net Investment Loss	(7,428)	(686)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	5,925	14,937
Net Change in Unrealized Appreciation on Investments	226,222	23,688
Net Realized and Unrealized Gain on Investments	232,147	38,625

Net Increase in Net Assets Resulting from Operations	$ 224,719	$ 37,939

* For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.
** For the period November 4, 2013 (commencement of investment operations) through March 31, 2014.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund
Statement of Changes in Net Assets

Period Ended *
March 31, 2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (7,428)
Net Realized Gain on Investments	5,925
Net Change in Unrealized Appreciation on Investments	226,222
Net Increase in Net Assets Resulting from Operations	224,719

Distributions to Shareholders:
Realized Gains	(14,496)
Total Distributions Paid to Shareholders	(14,496)

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	2,937,894
Investor Class	414,794
Shares Issued on Reinvestment of Distributions
Institutional Class	10,544
Investor Class	3,154
Cost of Shares Redeemed
Institutional Class	(10)
Investor Class	(22,789)
Net Increase from Shareholder Activity	3,343,587

Net Assets:
Net Increase in Net Assets	3,553,810
Beginning of Period	100,000
End of Period (Including Accumulated Net
Investment Loss of $(3,904))	$ 3,653,810

Share Transactions:
Shares Sold
Institutional Class	237,565
Investor Class	33,406
Shares Issued on Reinvestment of Distributions
Institutional Class	820
Investor Class	246
Shares Redeemed
Institutional Class	(1)
Investor Class	(1,890)
Net Increase in Shares	270,146
Outstanding at Beginning of Period	10,000
Outstanding at End of Period	280,146

* For the period April 24, 2013 (commencement of investment operations) through March 31, 2014, for the Institutional Class.
For the period April 29, 2013 (commencement of investment operations) through March 31, 2014, for the Investor Class.

The accompanying notes are an integral part of these financial statements.

Gator Opportunities Fund
Statement of Changes in Net Assets

Period Ended *
March 31, 2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (686)
Net Realized Gain on Investments	14,937
Net Change in Unrealized Appreciation on Investments	23,688
Net Increase in Net Assets Resulting from Operations	37,939

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	519,996
Investor Class	25,900
Cost of Shares Redeemed
Institutional Class	(100,782)
Investor Class	-
Net Increase from Shareholder Activity	445,114

Net Assets:
Net Increase in Net Assets	483,053
Beginning of Period	-
End of Period (Including Accumulated Net
Investment Loss of $(686))	$ 483,053

Share Transactions:
Shares Sold
Institutional Class	50,914
Investor Class	2,339
Shares Redeemed
Institutional Class	(9,900)
Investor Class	-
Net Increase in Shares	43,353
Outstanding at Beginning of Period	-
Outstanding at End of Period	43,353

* For the period November 4, 2013 (commencement of investment operations) through March 31, 2014, for the Institutional Class and for the Investor Class.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	March 31, 2014

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.08)
Net Realized and Unrealized Gain on Investments	3.27
Total from Investment Operations	3.19

Distributions:
Realized Gain	(0.14)
Total Distributions	(0.14)

Net Asset Value, at End of Period	$ 13.05

Total Return **	31.90%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	16.72%	(c)
Ratio of Net Investment Loss to Average Net Assets	(15.98)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.75)%	(c)
Portfolio Turnover	84.54%	(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Focus Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	March 31, 2014

Net Asset Value, at Beginning of Period	$ 10.04

Income From Investment Operations:
Net Investment Loss *	(0.11)
Net Realized and Unrealized Gain on Investments	3.23
Total from Investment Operations	3.12

Distributions:
Realized Gain	(0.14)
Total Distributions	(0.14)

Net Asset Value, at End of Period	$ 13.02

Total Return **	31.07%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	7.42%	(c)
Ratio of Net Investment Loss to Average Net Assets	(6.75)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.07)%	(c)
Portfolio Turnover	84.54%	(b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Opportunities Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	March 31, 2014

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.02)
Net Realized and Unrealized Gain on Investments	1.16
Total from Investment Operations	1.14

Net Asset Value, at End of Period	$ 11.14

Total Return **	11.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 457
Before Waiver
Ratio of Expenses to Average Net Assets	41.73%	(c)
Ratio of Net Investment Loss to Average Net Assets	(40.66)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.42)%	(c)
Portfolio Turnover	43.28%	(b)

(a) For the period November 4, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

Gator Opportunities Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period Ended	(a)
	March 31, 2014

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.05)
Net Realized and Unrealized Gain on Investments	1.19
Total from Investment Operations	1.14

Net Asset Value, at End of Period	$ 11.14

Total Return **	11.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 26
Before Waiver
Ratio of Expenses to Average Net Assets	39.84%	(c)
Ratio of Net Investment Loss to Average Net Assets	(39.13)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.03)%	(c)
Portfolio Turnover	43.28%	(b)

(a) For the period November 4, 2013 (commencement of investment operations) through March 31, 2014.
(b) Not Annualized
(c) Annualized
* Per share net investment loss has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

1.  ORGANIZATION

The Gator Series Trust, prior to February 27, 2014 known as Endurance Series Trust, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Gator Funds (the “Funds”) are two series currently authorized by the Trustees.  The series currently authorized are the Gator Focus Fund (the “Focus Fund”) and the Gator Opportunities Fund (the “Opportunities Fund”).  Both series currently have two classes, the Institutional Class and the Investor Class.  The Funds are non-diversified. The investment Adviser to the Funds is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

For the Opportunities Fund - the Institutional Class and Investor Class commenced investment operations on November 4, 2013.

The Funds’ investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Funds maintain cash in accounts at a regional bank which, at times, may exceed federally insured limits.

ORGANIZATIONAL AND OFFERING COSTS: All costs incurred by the Focus Fund in conjunction with its organization and offering have been paid by the Adviser on behalf of the Fund and will be subject to recoupment as described in Note 4.  See offering costs in the Statement of Operations.

FEDERAL INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income; if any to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax position; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period commencement of investment operations through March 31, 2014, the Funds did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the respective Fund.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis, as determined by the Board of Trustees (the “Board”).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by each respective Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Funds will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $0 in redemption fees collected for the Funds during the period commencement of investment operations through March 31, 2014.

OTHER: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

As described in Note 2, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

The following table summarizes the inputs used to value the Funds assets measured at fair value as of March 31, 2014:

Focus Fund

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,360,412	$ -	$ -	$ 3,360,412
Warrants	156,570	-	-	156,570
Short-Term Investments	665,895	-	-	665,895
Total	$ 4,182,877	$ -	$ -	$ 4,182,877

Opportunities Fund

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 430,226	$ -	$ -	$ 430,226
Short-Term Investments	37,161	-	-	37,161
Total	$ 467,387	$ -	$ -	$ 467,387

The Funds did not hold any Level 3 assets (those valued using significant unobservable inputs) during the period commencement of investment operations through March 31, 2014. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the period commencement of operations through March 31, 2014. For more detail on the industry classification of investments, please refer to each respective Fund’s Schedule of Investments. The Funds had no transfers into Level 2 during the period commencement of investment operations through March 31, 2014. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Funds. Subject to the supervision and direction of the Trustees, the Adviser manages the Funds investments to be sure they are made in accordance with each Fund’s stated investment objectives and policies. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to the Management Agreement, the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of each Fund's average daily net assets.

For the period commencement of investment operations through March 31, 2014, the Adviser earned $9,360 from the Focus Fund for advisory fees.  During the same period, the Adviser waived $130,896 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2014, the Adviser owed the Focus Fund $30,508 for expense waived.  This amount was collected by May 30, 2014.

For the period commencement of investment operations through March 31, 2014, the Adviser earned $1,625 from the Opportunities Fund for advisory fees.  During the same period, the Adviser waived $65,365 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2014, the Adviser owed the Opportunities Fund $26,352 for expense waived.  This amount was collected by May 30, 2014.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through November 30, 2014, to ensure that total annual Funds operating expenses of the Funds after fee waiver and reimbursement (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to each respective Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit. This agreement may be terminated only by the Funds’ Board of Trustees, on 60 days written notice to the Funds’ Adviser.  At March 31, 2014, the expense waivers subject to recoupment were as follows:

Focus Fund

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$170,994

Opportunities Fund

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$65,365

5.  DISTRIBUTION (12B-1) PLAN

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Funds’ Investor Class shares.  The Distribution Plan provides that the Funds may pay annually up to 0.25% of the average daily net assets of each Fund’s Investor Class.

For the period commencement of investment operations through March 31, 2014, the Focus Fund incurred $301 in distribution fees.  At March 31, 2014, the Focus Fund owed $91 in distribution fees.

For the period commencement of investment operations through March 31, 2014, the Opportunities Fund incurred $2 in distribution fees.  At March 31, 2014, the Opportunities Fund owed $2 in distribution fees.

6.  INVESTMENTS

For the period commencement of investment operations through March 31, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $4,212,165 and $927,330, respectively for the Focus Fund.

For the period commencement of investment operations through March 31, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $568,471 and $176,870, respectively for the Opportunities Fund.

7.  TAX MATTERS

Focus Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2014, was $3,956,655. At March 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 306,598
Gross unrealized depreciation on investment securities	(80,376)
Net unrealized appreciation on investment securities	$ 226,222

For the period ended March 31, 2014, the Fund recorded the following reclassifications to the accounts listed below.  The reclassifications were primarily the result of the treatment of short term capital gains.

Paid-in Capital	Decrease Accumulated Net Investment Loss	Increase Accumulated Realized Loss on Investments
$0	$3,524	($3,524)

As of March 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$226,222

Late Year and Post October Losses Deferred

  (15,999)

Total

$210,223

Late year losses incurred after December 31 within the fiscal period are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal period ended March 31, 2014, the Focus Fund incurred and elected to defer such late year losses of $3,904.

Capital losses incurred after October 31 within the fiscal period are deemed to arise on the first business day of the following fiscal year for tax purposes.  During the fiscal period ended March 31, 2014, the Focus Fund incurred and elected to defer such post October losses of $12,095.

On December 26, 2013, the Focus Fund paid a short term capital gain distribution of $0.13753 per share, for a total distribution of $14,496.

Tax character of the distributions paid during the period ended March 31, 2014 was as follows:

Ordinary Income	$14,496
Realized Gains	$ 0

Opportunities Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2014, was $443,803. At March 31, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 30,749
Gross unrealized depreciation on investment securities	(7,165)
Net unrealized appreciation on investment securities	$ 23,584

As of March 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

  $23,584

Undistributed net investment income

    14,939

Late Year Losses

      (584)

Total

  $37,939

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended March 31, 2014, the Opportunities Fund incurred and elected to defer such late year losses of $584.

There were no distributions paid by either Class of shares during the period ended March 31, 2014.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2014, Charles Schwab & Co., for the benefit of its customers, owned approximately 56.32% of the Focus Fund.  As of March 31, 2014, the Kronzon family owned approximately 46.42% of the Opportunities Fund.

9.  NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gator Series Trust

and the Shareholders of Gator Opportunities Fund and Gator Focus Fund

We have audited the accompanying statements of assets and liabilities of the Gator Opportunities Fund and Gator Focus Fund (the "Funds"), each a series of shares of beneficial interest in the Gator Series Trust, including the schedules of investments, as of March 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period April 24, 2013 (commencement of operations for Focus Fund) and November 4, 2013 (commencement of operations for Opportunities Fund) through March 31, 2014.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gator Opportunities Fund and Gator Focus Fund as of March 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 30, 2014

Gator Funds
Expense Illustration
March 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Gator Focus Fund or the Gator Opportunities Fund (the "Funds"), you incur  two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.  Also, for the Gator Opportunities Fund, included is the actual period from November 4, 2013 (commencement of investment operations) through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Focus Fund:

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,182.92	$8.11
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,181.28	$9.52
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.21	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Gator Opportunities Fund:

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,114.00	$7.85
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,125.93	$9.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.21	$8.80

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 4, 2013	March 31, 2014	November 4, 2013 to March 31, 2014

Actual	$1,000.00	$1,114.00	$6.39
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.23	$6.08

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 148/365 (to reflect the actual period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 4, 2013	March 31, 2014	November 4, 2013 to March 31, 2014

Actual	$1,000.00	$1,125.93	$7.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.18	$7.14

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 148/365 (to reflect the actual period).

GATOR FUNDS

TRUSTEES & OFFICERS

MARCH 31, 2014 (UNAUDITED)

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Funds, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 38	Trustee	Since Inception	Software Developer, Kforce Inc. (1999-present).	Two	None
Bevin E. Newton 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 42	Trustee	Since Inception	Executive Director, The Roswell United Methodist Church Foundation (2012-present); Choreographer and Ballet Teacher, Cartersville School of Ballet/Cartersville City Ballet (2004-present).	Two	None

Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 42	Trustee - Officer; President and Secretary	Trustee -Since Inception; Officer – Since February 2014	President and Chief Investment Officer for the Adviser (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	Two	None
Officers
Erik Anderson 100 S. Ashley Dr., Suite 895 Tampa, Fl 33602 Age: 37	Treasurer	Since February 2014	Chief Financial Officer for the Adviser (2012-present); Chief Financial Officer of Praesidis Advisors LLC (2008-present).	N/A	None
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 57	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Funds’ use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Funds voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 20,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2014

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2014

$ 4,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2014

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 4,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: November 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: November 24, 2014

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: November 24, 2014